Exhibit (h)(27) under Form N-1A

Exhibit 10 under Item 601/Reg. S-K

SCHEDULE 1

TO SECOND AMENDED AND RESTATED SERVICES AGREEMENT

(revised 9/1/15)

The following lists the Funds and Shares subject to the Second Amended and Restated Services Agreement (“Agreement”) which have the ability to charge the maximum 0.25% Service Fee payable by the Funds pursuant to the Agreement.

CASH TRUST SERIES, INC.
Federated Government Cash Series
Federated Municipal Cash Series
Federated Prime Cash Series
Federated Treasury Cash Series

FEDERATED ADJUSTABLE RATE SECURITIES FUND	Institutional Shares
Service Shares

FEDERATED EQUITY FUNDS
Federated Absolute Return Fund	Class A Shares
Class C Shares
Federated Clover Small Value Fund	Class A Shares
Class C Shares
Federated Clover Value Fund	Class A Shares
Class C Shares
Federated Emerging Markets Equity Fund	Class A Shares
Class C Shares
Federated InterContinental Fund	Class A Shares
Class C Shares
Federated International Strategic Value Dividend Fund	Class A Shares
Class C Shares
Federated Kaufmann Fund	Class A Shares
Class C Shares
Class R Shares
Federated Kaufmann Large Cap Fund	Class A Shares
Class C Shares
Federated Kaufmann Small Cap Fund	Class A Shares
Class C Shares
Federated MDT Mid Cap Growth Strategies Fund	Class A Shares
Class C Shares
Institutional Shares
Federated Managed Risk Fund	Class A Shares
Federated Managed Volatility Fund	Class A Shares
Class C Shares
Federated Prudent Bear Fund	Class A Shares
Class C Shares
Federated Strategic Value Dividend Fund	Class A Shares
Class C Shares

FEDERATED EQUITY INCOME FUND, INC.	Class A Shares
Class C Shares
Class F Shares

FEDERATED FIXED INCOME SECURITIES, INC.
Federated Municipal Ultrashort Fund	Class A Shares

Federated Strategic Income Fund	Class A Shares
Class C Shares
Class F Shares

FEDERATED GLOBAL ALLOCATION FUND	Class A Shares
Class C Shares

FEDERATED GNMA TRUST	Institutional Shares
Service Shares

FEDERATED GOVERNMENT INCOME SECURITIES, INC.	Class A Shares
Class C Shares
Class F Shares

FEDERATED GOVERNMENT INCOME TRUST
Federated Government Income Trust	Institutional Shares
Service Shares

FEDERATED HIGH INCOME BOND FUND, INC.	Class A Shares
Class C Shares

FEDERATED HIGH YIELD TRUST	Service Shares
Class A Shares
Class C Shares

FEDERATED INCOME SECURITIES TRUST
Federated Capital Income Fund	Class A Shares
Class C Shares
Class F Shares
Federated Floating Rate Strategic Income Fund	Class A Shares
Class C Shares
Federated Fund for U.S. Government Securities	Class A Shares
Class C Shares
Federated Intermediate Corporate Bond Fund	Institutional Shares
Service Shares
Federated Muni and Stock Advantage Fund	Class A Shares
Class C Shares
Class F Shares
Federated Prudent DollarBear Fund	Class A Shares
Class C Shares
Federated Real Return Bond Fund	Class A Shares
Class C Shares
Institutional Shares
Federated Short-Term Income Fund	Class A Shares
Class Y Shares
Institutional Shares
Service Shares
FEDERATED INDEX TRUST
Federated Max-Cap Index Fund	Class C Shares
Institutional Shares
Service Shares
Federated Mid-Cap Index Fund	Service Shares

FEDERATED INSTITUTIONAL TRUST
Federated Government Ultrashort Duration Fund	Class A Shares
Service Shares

Federated Short-Intermediate Total Return Bond Fund	Class A Shares
Service Shares

FEDERATED INSURANCE SERIES
Federated Managed Tail Risk Fund II	Primary Shares
Service Shares
Federated Fund for US Government Securities II
Federated High Income Bond Fund II	Primary Shares
Service Shares
Federated Kaufmann Fund II	Primary Shares
Service Shares
Federated Managed Volatility Fund II
Federated Prime Money Fund II	Primary Shares
Service Shares

FEDERATED INTERNATIONAL SERIES, INC.
Federated International Bond Fund	Class A Shares
Class C Shares

FEDERATED INVESTMENT SERIES FUNDS, INC.
Federated Bond Fund	Class A Shares
Class C Shares
Class F Shares

FEDERATED MDT SERIES
Federated MDT All Cap Core Fund	Class A Shares
Class C Shares
Federated MDT Large Cap Growth Fund	Class A Shares
Class C Shares
Federated MDT Small Cap Core Fund	Class A Shares
Class C Shares
Federated MDT Small Cap Growth Fund	Class A Shares
Class C Shares
Federated MDT Balanced Fund	Class A Shares
Class C Shares

FEDERATED MDT STOCK TRUST	Service Shares
Class A Shares

FEDERATED MUNICIPAL SECURITIES FUND, INC.	Class A Shares
Class C Shares
Class F Shares

FEDERATED MUNICIPAL SECURITIES INCOME TRUST
Federated Michigan Intermediate Municipal Trust	Class A Shares
Federated Municipal High Yield Advantage Fund	Class A Shares
Class C Shares
Class F Shares
Federated New York Municipal Income Fund	Class A Shares
Federated Ohio Municipal Income Fund	Class A Shares
Class F Shares
Federated Pennsylvania Municipal Income Fund	Class A Shares
Class A Shares

FEDERATED SHORT-INTERMEDIATE DURATION MUNICIPAL TRUST	Class A Shares
Institutional Shares
Service Shares

FEDERATED TOTAL RETURN GOVERNMENT BOND FUND	Service Shares

FEDERATED TOTAL RETURN SERIES, INC.
Federated Mortgage Fund	Institutional Shares
Service Shares
Federated Total Return Bond Fund	Class A Shares
Class C Shares
Service Shares
Federated Ultrashort Bond Fund	Class A Shares
Institutional Shares
Service Shares

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 1-3 YEARS	Institutional Shares
Service Shares

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS	Institutional Shares
Service Shares

FEDERATED WORLD INVESTMENT SERIES, INC.
Federated Emerging Market Debt Fund	Class A Shares
Class C Shares
Federated International Leaders Fund	Class A Shares
Class C Shares
Federated International Small-Mid Company Fund	Class A Shares
Class C Shares

INTERMEDIATE MUNICIPAL TRUST
Federated Intermediate Municipal Trust	Institutional Shares

EDWARD JONES MONEY MARKET FUND	Investment Shares
Retirement Shares

MONEY MARKET OBLIGATIONS TRUST
Federated Automated Cash Management Trust	Cash II Shares
Service Shares
Federated Automated Government Cash Reserves
Federated California Municipal Cash Trust	Capital Shares
Cash II Shares
Cash Series Shares
Institutional Shares
Investment Shares
Service Shares
Federated Connecticut Municipal Cash Trust	Cash Series Shares
Service Shares
Federated Capital Reserves Fund
Federated Florida Municipal Cash Trust	Cash II Shares
Cash Series Shares
Institutional Shares
Federated Georgia Municipal Cash Trust

Federated Government Obligations Fund	Capital Shares
Cash II Shares
Cash Series Shares
Institutional Shares
Service Shares
Trust Shares
Federated Government Obligations Tax-Managed Fund	Automated Shares
Institutional Shares
Service Shares
Federated Government Reserves Fund	Class A Shares
Class C Shares
Class F Shares
Class P Shares
Federated Liberty U.S. Government Money Market Trust	Class A Shares
Class C Shares
Class F Shares
Federated Massachusetts Municipal Cash Trust	Cash Series Shares
Service Shares
Federated Master Trust
Federated Michigan Municipal Cash Trust	Institutional Shares
Service Shares

Federated Minnesota Municipal Cash Trust	Institutional Shares
Cash Series Shares
Federated Money Market Management	Capital Shares
Eagle Shares
Institutional Shares
Service Shares
Federated Municipal Obligations Fund	Capital Shares
Cash II Shares
Cash Series Shares
Institutional Shares
Investment Shares
Service Shares
Trust Shares
Federated Municipal Trust
Federated New Jersey Municipal Cash Trust	Cash Series Shares
Institutional Shares
Service Shares
Federated New York Municipal Cash Trust	Cash II Shares
Cash Series Shares
Service Shares
Institutional Shares
Federated North Carolina Municipal Cash Trust
Federated Ohio Municipal Cash Trust	Cash II Shares
Institutional Shares
Service Shares
Federated Pennsylvania Municipal Cash Trust	Cash Series Shares
Institutional Shares
Service Shares

Federated Prime Cash Obligations Fund	Automated Shares
Capital Shares
Cash II Shares
Cash Series Shares
Class R Shares
Institutional Shares
Service Shares
Trust Shares
Federated Prime Obligations Fund	Automated Shares
Capital Shares
Institutional Shares
Service Shares
Trust Shares
Federated Prime Value Obligations Fund	Capital Shares
Institutional Shares
Service Shares
Federated Tax-Free Obligations Fund	Institutional Shares
Service Shares
Federated Tax-Free Trust
Federated Treasury Obligations Fund	Automated Shares
Capital Shares
Institutional Shares
Service Shares
Trust Shares
Federated Trust for U.S. Treasury Obligations	Cash II Shares
Cash Series Shares
Institutional Shares
Federated U.S. Treasury Cash Reserves	Institutional Shares
Service Shares
Federated Virginia Municipal Cash Trust	Cash Series Shares
Institutional Shares
Service Shares
Tax-Free Money Market Fund	Investment Shares
Service Shares